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                                                                    EXHIBIT 23.4



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated May 17, 2002, with respect to the financial statements of Mandalay Pictures, LLC, included in Amendment No. 1 to the Registration Statement (Form S-2 No. 333-104836) and related Prospectus of Lions Gate Entertainment Corp. dated May 15, 2003.


                                             /s/  Ernst & Young LLP


Los Angeles, California
May 12, 2003